Exhibit 99.1

This presentation contains forward-looking statements. Forward-looking statements are based on current expectations and projections about future events and are subject to risks, uncertainties and assumptions about our Company, economic and market sectors and the industry in which we do business, among other things. These statements are not guarantees of future performance, and except as required by law, we undertake no obligation to publicly update any forward-looking statements whether as a result of new information, future events or otherwise. Actual events and results may differ from those expressed in any forward-looking statements due to a number of factors. Factors that could cause our actual performance, future results and actions to differ materially from any
forward-looking
statements include, but are not
limited to, those discussed in risk factors within our Form 10-K for the fiscal year ended January
28, 2012, and our Form 10-Q for the fiscal quarter ended October 27, 2012, as filed with the
Securities and Exchange Commission.
Disclaimer

dELiA*s Overview

Company Overview
Multi-channel retail company comprised of two lifestyle brands primarily marketing to teen girls and young women
Retail Segment accounts for approximately 57% of sales
o
106 mall-based dELiA*s stores in 33 states averaging 3,800 sq. ft.
o
Primarily selling tops, bottoms, dresses and accessories
Direct Segment accounts for approximately 43% of sales
o
Growing Direct to Consumer business consists of dELiA*s and Alloy catalog and
e-commerce
o
dELiA*s:
•
Expanded product offering includes shoes, swimwear, outerwear and extended sizes
•
Growing 12 month buyer file, with significant catalog circulation of 20.0 million in 2012
o
Alloy:
•
Target customer is an older teen to young, contemporary woman
•
Offers branded apparel, dresses, accessories, swimwear, footwear and outerwear
•
Highly penetrated in denim through extended sizes/inseams offering
•
Catalog circulation of 16.5 million in 2012

The dELiA*s Target Customer
Young teen, transitioning to “young adult”
o
15/16 year old  high school girl is sweet spot
The dELiA*s girl is a girly-girl; she’s playful, positive
and always present
o
Considers herself pretty, not sexy
o
Is in the know about what’s cool now
o
Loves social media and is technology savvy
Primarily suburban from a broad demographic
spectrum
Independent shopping style, but most still using
parents’ credit card

She is celebrity influenced with a feminine, casual, on-trend style.

dELiA*s
HAPPY
V-DAY
XOXO
ALL TOPS!
50%
dELiA*s

dELiA*s

The dELiA*s Brand Concept

Serve as her best fashion friend; keep her in the fashion loop
Ignite her imagination with great outfitting ideas
Provide a look to fit every adventure and special occasion
Help her to bring her unique twist to any trend, while taking style cues from celebrities, magazines, bloggers and friends
Everything we create should inspire her
She’s creative
She’s inspired
She’s ready

Hybrid, fast fashion/vertical model
o
Provide frequent flow of new, trend-right merchandise
o
Shift mix to fashion merchandise/less emphasis on key
items
Be the destination for all of her outfitting needs
o
Trend –right assortment of tops, fashion bottoms and
accessories
o
Great fitting jeans in the newest washes, colors, prints
and dominant in graphic tees (in touch with what’s
current as evidenced by success of One Direction tees)
o
“Must Have Dress” for her special event
o
Fashion selection for every holiday
Merchants have a clear brand vision for the dELiA*s
girl that is utilized as the filter for all product
selection
dELiA*s Merchandising Strategy

Deliver girly-girl fashion that captures “the look” she wants

In-house product development team coordinates
scheduling, cost negotiation and fabric on key
programs
Flexible vendor model facilitates fast fashion and
test capabilities
Procure product through  vendor partners and
domestic importers
Improved sourcing on key items to reduce costs
Shorter lead times - currently have the ability to
replenish most merchandise within 60 days, with
some as quickly as two weeks
Sourcing Supports Merchandising Strategy

Increased chase supported by sourcing model and web/in-store testing

Pricing and Promotions
Target promotional buys around key events in
her life
o
Promotions planned upfront, not reactionary
o
Support with marketing strategy in catalog,
online and in store
Continue to fine tune pricing strategy
o
Ensure non-dELiA*s branded product is priced
right
Opportunity to offer better opening price
points on select items while improving
merchandise margin

Marketing Initiatives
Continue utilization of dELiA*s catalog to drive traffic to stores and web
o
Circulate catalogs to retail buyers
o
Redirect unprofitable circulation spend to web based marketing initiatives
Enhance email campaigns through customized messaging, and maximize search & affiliate programs
Use targeted social media to reach out through the channels that she uses daily to communicate with friends
o
Facebook (680K+ friends, up 150% vs LY):  Keep our girl informed of what’s going on with our brand, including cute new outfits, promotions, trends, and contests

Create results driven, integrated cross channel campaigns fed by intelligent, relevant and captivating content

dELiA*s
JUST IN
JEANS
TOPS
GRAPHIC TEES
DRESSES
BOTTOMS
SWIM
SHOES
ACCESSORIES
COATS
WINTER SALE
CLEARANCE
WINTER WEEKEND BLOWOUT! ENDS MONDAY! | NEW SWIM 2013! | ALL JEANS AND PANTS BUY 1, GET 1 50% OFF
WINTER WEEKEND BLOWOUT!
LOWEST PRICES OF THE SEASON!
HURRY, SALE ENDS MONDAY!
SHOP WINTER BLOWOUT ›
Teen.com
THE LATEST CELEB NEWS AND INTERVIEWS!
WE HEART GRAPHIC TEES
SHOP TOPS ›
ALL JEANS & PANTS BUY 1, GET 1 50% OFF
SHOP JEANS ›
SWIM INTO STYLE
ALL GRAPHIC TEES BUY 1, GET 1 50% OFF
SHOP GRAPHIC TEES ›
KEEP UP TO DATE:

dELiA*s

dELiA*s E-Commerce Platform
Re-launched e-commerce platform
for delias.com in September with
new look and site features
o
New Customer reviews
o
Greater ability to schedule creative
& promotions (i.e. Flash Sales)
Results have been positive thus far
o
Cart conversion improved by 6%
versus prior trends
o
Flash sale emails were top
performers this holiday season
o
dELiA*s mobile generated 4% of
dELiA*s direct Nov/Dec sales versus
1.5% in 2012
New Alloy e-commerce platform
and mobile site scheduled to launch
in January 2013

Establish dELiA*s website as her Home Page

Financial Overview

YTD Results Through Q3

Retail:
o
Three consecutive quarters  of positive comparable store
sales and improving gross margins
Direct:
o
Q3 YTD net sales increase of 2.8% YoY
Double digit traffic increase in stores and web
Increased conversion in stores and web
Double-digit increase in the dELiA*s 12-month buyer file
190 bps of leverage in SG&A
Completed transition to outsourced contact center and
upgrade of order management system
Occupancy cost reductions in line with expectations
Note:  YTD as of 10/27/12

35.0%
33.3%
31.5% 31.1%
33.5%
2009 2010 2011 YTD 2011* YTD 2012*
$118.5 $122.4
$123.2
$89.6 $92.8
$105.4 $98.3
$93.9
$62.0
$63.7
$223.9
$220.7
$217.2
$151.6
$156.5
2009 2010 2011 YTD 2011* YTD 2012*
Retail Direct
Select Historical Performance Metrics
Net Sales – Channel
Gross Margin

($ in millions)
Comparable Store Sales
-5.9%
-4.1%
0.1%
1.6%
7.3%
2009 2010 2011 YTD 2011* YTD 2012*
*Note:  YTD as of the end of the third fiscal quarter

Inventory Position
Inventory Turnover
YoY Inventory Change
Disciplined inventory management
contributing to improved financial
results
3Q12 average inventory per store
down YoY
Expect year-end average inventory
per store  to be down mid single
digits and direct segment year-end
average inventory to be down low
single digits vs. LY
4.0x
3.6x
3.9x
4.9x
4.6x
3.8x 3.8x
1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12
Note:  Retail inventory change represents average per store
1.0% 1.0%
7.9%
-7.4%
-5.1%
-2.1%
-11.2%
-10.1%
-7.4%
-5.9%
-5.1%
-3.4%
-1.1%
2.6%
1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12
Retail Direct

dELiA*s
BRING YOUR
OWN
SUNSHINE

HAPPY
NEW
YOU!

STEP INTO COLOR!

GO YOUR
OWN
ROAD

WISH YOU WERE HERE!

Investment Highlights
Well-established multi-channel, multi-brand retailer marketing to teens and young women
Driving improved store productivity through restructured merchandising and marketing approach and enhanced selling techniques
Potential for store expansion and improved four-wall store economics
E-commerce growth potential with new website driving increased productivity and conversion
Turnaround story with significant upside to EBITDA